Peoples Bancorp®

NASDAQ: PEBO

Investor Presentation



OH
Cleveland
77
70
Columbus
Zanesville
Lancaster
33
71
Morgantown
79
Cincinnati
Marietta
50
Ashland
Huntington
WV
64
Charleston
KY

May 2012

Chuck Sulerzyski
President and Chief Executive Officer

Ed Sloane
Chief Financial Officer and Treasurer

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2010 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Key Discussion Points

- Strategic Priorities
- Recent Performance
- Corporate Profile
- Mergers & Acquisitions
- Appendix

Strategic Priorities

Strategic Progression

Our path to "top performer" status


FIX IT
BUILD IT
CLEAN
LEAN
MEAN
LEVERS
OF
SUCCESS

Working Together, Building Success.

Peoples Bancorp

Levers of Success

Asset quality
- Renewed emphasis on credit basics and pricing discipline
- Aggressive resolution of problem loans
- Attention to portfolio management

Revenue growth
- Emphasis on fee-based revenues over net interest income
- Greater sales discipline and management
- Meaningful contribution from acquisitions

Expense management
- Return to positive operating leverage
- Branch and staff rationalization
- Outsource for efficiency and broader expertise

Capital & liquidity strength
- Prudent deployment of capital
- Maintain capacity to grow our franchise
- Focus on core deposit growth

Peoples Bancorp

Current Initiatives

- Increase revenue generation across all business lines
  - Double-digit growth in insurance and wealth management
  - Stabilize net interest income through loan growth
- Enhance sales and service discipline
  - Internally developed sales training program delivered in Q1 2012
  - Reinforcing relationship building and sales execution
- Implement expense reduction plan
  - $2.5 million of expense savings to be realized in 2012
  - 8% decrease in staffing level compared to mid-2011
  - Branch rationalization completed in Q1 2012
- Company-wide brand revitalization underway
  - Bringing all lines of business under one name
  - Working to differentiate from our competitors

Peoples Bancorp

Strategic Objectives

- Redeploy resources as revenue grows
  - Invest in areas with growth potential
  - Committed to growing revenue faster than expenses
  - Lower operating expenses in 2012 versus 2011 absent M&A
- Maintain balance sheet discipline
  - Improve asset yield through profitable loan production
  - Reduce funding costs through core deposit growth
- Build stronger relationships within our markets
  - Provide exceptional advice and service to clients
  - Give back to our communities in meaningful ways
- Capitalize on growth opportunities
  - Getting more looks at potential acquisitions
  - Be nimble and well-prepared for action

Peoples Bancorp

Strategic Targets

Strategic Focus	Metrics	Actual 2010	Actual 2011	Actual Q1 2012	5-Year Target Range
Improve Asset Quality	NPAs to total loans + OREO	4.64%	3.41%	2.25%	0.80% to 1.00%
	Net charge-offs to average loans (1)	2.66%	1.16%	0.14%	0.50% to 1.00%
Adjust Balance Sheet Mix	Loans to total assets	52.27%	52.31%	52.28%	60% to 65%
	Deposits to total funding	85.45%	86.19%	88.93%	85% to 90%
High Quality, Diversified Revenue Stream	Annual revenue growth	- 2.51%	- 5.04%	2.95%	3.5% to 4.0%
	Non-interest income to total revenue	34.56%	37.90%	40.34%	35% to 40%
Strong Capital Position	Tier 1 common equity	11.59%	12.82%	13.82%	12% to 13%
	TCE to tangible assets (2)	7.17%	8.22%	8.28%	7% to 10%
Operating Leverage	Net interest margin (Fully-tax equivalent)	3.51%	3.43%	3.41%	3.55% to 3.65%
	Efficiency	60.30%	68.98%	65.47%	60% to 65%
Execute on Strategies	Return on common equity	1.76%	5.61%	12.90%	10% to 12%
	Return on assets	0.28%	0.69%	1.48%	1.00% to 1.50%
	Dividend payout (3)	119.33%	38.76%	17.65%	30% to 50%

2012 represents year 2 of the 5-year strategy planning period

(1) Presented on an annualized basis

(2) Non-GAAP financial measure. See Appendix for more information

(3) 2011 data includes dividends declared after year-end with respect to fourth quarter earnings.

Recent Performance

1st Quarter 2012

- **Achieved all-time record earnings**
  - Strong core operating results
- **Favorable asset quality trends**
  - 34% reduction in nonperforming assets
  - Additional reserve release
- **Improving revenue stream**
  - Strong fee-based revenue
  - Net interest income still under pressure
- **Operating expenses were controlled**
  - Impact of recent cost saving initiatives
  - Efficiency ratio improved to 65.5%
- **Solid performance in all 4 LOBs**
  - Strong retail deposit growth
  - Higher commercial loan and deposit balances
  - Insurance commission income up 8%
  - Wealth management revenue up 13% year-over-year

Earnings per Share


$0.01
$0.13
$0.26
$0.35
$0.33
$0.63
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012

Asset Quality


NCOs to Loans
Provision to Loans
2.93%
2.75%
3.21%
2.24%
0.67%
0.97%
0.34%
0.36%
0.43%
-0.20%
0.14%
-0.91%
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012

Recent Financial Summary

Peoples Bancorp

	Metrics	1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012
Financial Performance	Diluted EPS	$ 0.13	$0.26	$0.35	$0.33	$0.63
	Return on common equity	2.83%	5.49%	7.19%	6.69%	12.90%
	Return on assets	0.42%	0.65%	0.86%	0.84%	1.48%
	Net interest margin (FTE)	3.43%	3.43%	3.39%	3.49%	3.41%
	Efficiency ratio	65.21%	67.43%	69.70%	73.53%	65.47%
Capital	Tier 1 common equity	11.72%	12.05%	12.40%	12.82%	13.82%
	Total capital	16.60%	16.97%	17.33%	16.20%	17.20%
	TCE to TA (1)	7.36%	7.83%	8.16%	8.22%	8.28%
	Tangible Book Value per share (1)	$12.21	$12.99	$13.55	$13.53	$13.71
Asset Quality	NPAs to loans + OREO	3.85%	3.71%	3.84%	3.41%	2.25%
	NPAs to TCE + ALLL	24.13%	21.76%	21.97%	19.42%	12.91%
	ALLL to total loans	2.58%	2.68%	2.65%	2.53%	2.25%
	Net c/o's to avg loans (2)	3.21%	0.67%	0.34%	0.43%	0.14%
	Loan loss prov to avg loans (2)	2.24%	0.97%	0.36%	- 0.20%	- 0.91%

(1) Non-GAAP financial measure. See Appendix for more information.

(2) Presented on an annualized basis

Stock Performance

Total Annual Return


1-Year
3-Year
5-Year
48%
6%
2%
5%
3%
17%
4%
2%
-3%
1%
-9%
-4%
Peoples Bancorp
SPX 500 Index
NASDAQ Bank Index
Peer Group

Peer Group data is comprised of the 22 publicly-traded financial institution holding companies more fully defined in Peoples' definitive proxy materials for the 2012 Annual Meeting of Shareholders. Total return includes the impact of dividend payments.

Peoples Bancorp

Key Performance Drivers

Metric	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Classified Assets Ratio (1)	50.28%	45.28%	47.91%	48.02%	40.44%
Revenue Growth (2)	-6.8%	-7.1%	-5.7%	-0.4%	2.9%
Efficiency Ratio	65.21%	67.43%	69.70%	73.53%	65.47%
Loan Growth (3)	-3.8%	-1.6%	-0.3%	0.4%	-0.2%
Pre-Provision Net Revenue to Average Assets (4)	1.62%	1.34%	1.46%	1.03%	1.68%

(1) Substandard loans, OREO, classified investments as a % of Tier I capital +ALLL

(2) Year-over-year growth

(3) Sequential growth in average balances

(4) Non-GAAP measure. See Appendix for more information.

Peoples Bancorp

Balance Sheet Focus

Average Balances ($ in millions)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012
Total Loans	$ 963.4	$ 947.6	$ 944.4	$ 948.6	$ 946.2
Total Investments (1)	655.1	655.6	656.2	660.8	664.8
Interest-Bearing Retail Deposits	1,067.3	1,070.5	1,057.6	1,055.8	1,060.2
Non-Interest-Bearing Retail Deposits	222.7	226.7	226.5	236.4	247.5
Wholesale Funding	304.5	286.6	285.4	281.0	272.1

(1) Carrying value without FHLB/FRB stock

Asset Quality Trends



$200.8
$186.6
$186.7
$171.7
$154.3
$153.3
$136.7
$127.2
$122.2
$102.6
$88.6
$94.4
$85.8
$76.0

($ in millions)

	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11	1Q12
30-89 Days Past Due	$14,250	$8,651	$9,898	$7,078	$7,582	$10,400	$10,309
Nonperforming Loans	$37,218	$40,479	$32,229	$31,421	$32,959	$30,060	$20,527
Watch Loans	$73,565	$64,385	$84,113	$83,063	$59,899	$67,461	$60,728
Classified Loans	$114,932	$110,330	$90,528	$83,517	$89,956	$82,618	$74,783
Net Chargeoffs	$7,963	$7,396	$7,628	$1,578	$818	$1,023	$331
OREO	$4,335	$4,495	$4,400	$3,546	$3,667	$2,194	$869
Total Criticized Assets	$200,795	$186,606	$186,669	$171,704	$154,340	$153,296	$136,711
Total Classified Assets	$127,230	$122,221	$102,556	$88,641	$94,441	$85,835	$75,983

2012 Outlook

- Asset quality returning to normal
  - Will remain prudent with allowance for loan losses
- Revenue will grow faster than expenses
  - Top-line revenue growth driven by stronger fee-based revenues
  - Operating expenses lower than 2011 absent M&A activity
  - Targeting efficiency ratio between 66% and 68%
- More active capital management
  - Exiting TARP removed restrictions on stock buybacks and dividends
  - Desired dividend payout ratio is 30% to 50% of annual earnings
- Focus on profitable growth of our company
  - Steady loan growth through expanding lending activity
  - Disciplined pricing and risk management
  - Capitalize on acquisition opportunities
- Make meaningful progress to a top-performing bank
  - Generate returns to shareholders superior to our peers
  - Consistently produce results in top 25% of the industry

Corporate Profile

Corporate Profile

- Financial holding company headquartered in Marietta, Ohio.
  - Provide a broad range of banking, insurance, and investment services
- Current snapshot:
  - Assets: $1.8 billion
  - Loans: $944 million
  - Deposits: $1.4 million
  - Market capitalization: $200 million
  - Over 125,000 client relationships
  - Over 75,000 households
- Current footprint
  - Located along major transportation routes
  - Demographics:
    - » Total population: Approx. 856,000
    - » Median income: $48,850
  - Key industries:
    - » Health care
    - » Plastics/petrochemicals manufacturing
    - » Education and social services
    - » Oil/gas/coal production (shale opportunities)
    - » Tourism


Cleveland
77
OH
Columbus
70
Zanesville
Lancaster
33
71
Cincinnati
Morgantown
79
Marietta
50
Ashland
Huntington
WV
64
Charleston
KY

Financial data as of March 31, 2012
Market data as of May 5, 2012

Utica / Marcellus Shale Opportunity


Marietta
Peoples Bancorp
Utica
Marcellus
Utica underlying Marcellus


MI
Erie
NY
PA
IN
OH
NJ
Harrisburg
Pittsburgh
Philadelphia
Marietta
WV
KY
VA
TN
NC
Total gas, millions of cubic feet per square mile
Marcellus Shale geologic formation
0 – 58
58 – 149
150 – 349
349 – 710
710 – 1,244
1,245 – 2,460

Peoples Bancorp's current market area overlaps portions of both shale opportunities

Corporate Culture

Peoples Bancorp

Our Philosophy

- Focus on customers first
  - Offer broad array of financial services
  - Maintain community-minded approach
  - Build long-lasting relationships
- Pursue disciplined growth
  - Target areas with greater long-term potential
  - Add talent to expand sales force
  - Selective with acquisitions and expansion
- Committed to sound operating principles
  - Disciplined underwriting and credit culture
  - Positive operating leverage with diversified revenues
  - Preserve strong capital and liquidity positions
- Execute for success
  - Generate long-term stable earnings
  - Increase shareholder value

Our Differentiators

- Community banking model
  - Parity in products and delivery channels
  - More nimble and responsive to market needs
  - Positive community stature and involvement
- Sound financial fundamentals
  - Strong capital and liquidity positions
  - Diversified revenue stream
  - Good operating efficiency and discipline
- Strong core infrastructure
  - Passionate, talented and diverse associates
  - Robust, scalable IT capabilities
- Long-standing, stable company
  - Solid reputation and brand awareness
  - Sizable market share

Peoples Bancorp

Executive Management Team

Officer	Title	Age	Joined Peoples
Chuck W. Sulerzyski	President and Chief Executive Officer	54	2011
Edward G. Sloane	EVP, Chief Financial Officer and Treasurer	51	2008
Carol A. Schneeberger	EVP, Chief Administrative Officer	55	1977
Daniel K. McGill	EVP, Chief Commercial Banker	57	2009
Timothy H. Kirtley	EVP, Chief Credit Officer	42	2011
Richard W. Stafford	EVP, Sales and Marketing	46	2010

Peoples Bancorp

Winning the Checking Account Challenge

- Total fee income increased 6.5% year-over-year in Q1 2012
  - Both service charge and other income related to delivery channels
- Redesigned consumer checking product line in 2011
  - Eliminated "free checking" but provide ability to avoid fees
  - Maintained access to our extensive alternative delivery channels
- Focus on appealing to the 3 types of checking account buyers
  - **For the Fee Buyers:** Basic account that becomes free with direct deposit or only 5 debit card swipes
  - **For Interest Buyers:** Account has a minimum balance but a higher fee if the minimum balance is not met
  - **For Value Buyers:** Created our Power Checking account with benefits:
    - » Free Nationwide ATMs
    - » Health Care Discounts
    - » Local and Online Shopping Savings
    - » Total Identity Theft Protection

Peoples Bancorp

Our Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		Advantage Bank	Community Trust	Wes-Banco	First Century	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	Yes	Yes	No	Yes
Electronic Statements	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	Yes	No	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	Yes	No	No
P2P Payments	Yes	Yes	Yes	Yes	Pending	Pending	No	No	No	No	No
Online Chat	No	No	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Mobile Deposit Capabilities	Yes	Yes	In Process	Yes	No	June '12	No	No	No	No	No
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	Yes	Yes	Yes	No
Other Channels											
Prepaid Debit Card	Yes	Yes	Yes	Yes	No	June '12	No	No	No	No	No
Prepaid Gift Card	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Employer-Loaded PayCards	Yes	N/A	Yes	N/A	Yes	June '12	No	No	No	No	No

★ indicates Peoples has advantage over Community Bank group

Information accurate as of May, 2012

Focus on Business Lines

Sales and Service Discipline

Define the Goals → Training → Measurements → Coaching → Rewards and Consequences

- Leadership sales and coaching training started in December 2011
- Front-line training completed in Q1 2012
- All managers trained in coaching and sales management disciplines
- All client facing personnel trained in cross selling other lines of business

Mergers & Acquisitions

Peoples Bancorp

Our Strategy

- Optimize our current footprint
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- Target areas with characteristics similar to existing markets
  - Expand along major transportation routes
  - Focused on "Mid-major" communities or suburbs of major cities
- Acquire franchises that complement our strategy
  - Capitalize on accretion potential of smaller banks (under $200 million)
  - Improve balance sheet mix and size with larger banks ($200-800 million)
  - Insurance agencies and wealth management providers for revenue diversity
- Improve shareholder return
  - All transactions must be accretive by year 2
  - Recapture tangible book value dilution within 4 years
- Use M&A to augment organic growth

Market Growth Opportunities



Cleveland
OH
Columbus
Zanesville
Lancaster
70
71
77
33
Cincinnati
Marietta
Athens
Parkersburg
50
Morgantown
79
Ashland
Huntington
Charleston
64
WV
KY

Central Ohio
- High growth potential
- Recently added new talent

I-77 Expansion
- Possible M&A opportunities
- Wealth management opportunities

Footprint Development
- Increase market share in all areas
- Insurance & Wealth Management expansion potential

Morgantown Potential
- Minimal community banks
- Nearly 30,000 people

I-64 Expansion
- Insurance & Wealth Management growth opportunities
- Explore banking opportunities

Appendix

Peoples Bancorp

Earnings Performance

Annual Results



$1.71
$0.72
$1.94
$0.78
$2.01
$0.83
$1.74
$0.88
$0.72
$0.91
$0.22
$0.66
$0.34
$0.40
$1.07
$0.41
2004
2005
2006
2007
2008
2009
2010
2011
Earnings per common share
Cash dividends declared per common share

Quarterly Results



$0.13
$0.10
$0.26
$0.10
$0.35
$0.10
$0.33
$0.11
$0.63
$0.11
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012

Dividend data presented above reflects amounts declared with respect to earnings for the quarterly period indicated. Beginning in Q2 2011, Peoples modified the quarterly dividend schedule to consider and declare dividends during the first month following quarter-end.

Net Interest Margin



5.32%
5.24%
5.24%
4.94%
4.89%
4.81%
4.66%
4.64%
4.45%
3.52%
3.49%
3.58%
3.44%
3.43%
3.43%
3.39%
3.49%
3.41%
2.09%
2.04%
1.94%
1.77%
1.72%
1.63%
1.51%
1.39%
1.26%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 20111
Q3 2011
Q4 2011
Q1 2012
Earning Assets
Net Interest Margin
Interest Bearing liabilities

Presented on a fully-tax equivalent basis

Peoples Bancorp

Operating Leverage

Year-over-Year Change in Revenue & Expenses



Total Operating Expenses
7.9%
0.5%
-7.8%
-0.9%
-2.6%
0.3%
2.9%
10.5%
16.6%
2.7%
Total Revenue
2.9%
-1.3%
-3.1%
-1.2%
-4.5%
-6.8%
-7.1%
-5.7%
-0.4%
2.9%
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012

Total Revenue represents Net Interest Income plus Non-interest Income, exclusive of any gains or losses.

Peoples Bancorp

Non-Interest Income

($ in thousands)



$30,379
$31,350
$32,097
$32,050
$31,634
$32,944

	2006	2007	2008	2009	2010	2011
Other	$3,288	$3,385	$3,037	$3,594	$3,173	$3,224
E-Banking	$3,080	$3,524	$3,882	$3,954	$4,686	$5,142
Trust & investment	$4,258	$4,983	$5,139	$4,722	$5,348	$5,548
Insurance	$9,538	$9,568	$9,902	$9,390	$8,846	$9,265
Deposit service charges	$10,215	$9,890	$10,137	$10,390	$9,581	$9,765

Revenue & Expense Trends

($ in millions)

Operating Revenues


3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
$83.6
$86.9
36%
38%
2006
2007
2008
2009
2010
2011
Net interest income
Non-interest income
Net interest margin

Operating Expenses


57.51%
57.07%
56.30%
60.14%
60.30%
68.98%
$51.3
$61.3
51%
547 FTEs
559 FTEs
546 FTEs
537 FTEs
534 FTEs
55%
513 FTEs
2006
2007
2008
2009
2010
2011
Salary & Benefits
Other operating expense
FDIC expense
Efficiency ratio

FTEs = Full-time equivalent employees

Balance Sheet Trends

($ in millions)

Earning Assets



$1,105.2
$1,081.1
$1,024.8
$1,024.7
$988.9
$983.7
$934.0
$923.6
$915.0
$925.6
$914.8
$922.9
$567.4
$710.0
$763.7
$767.0
$747.2
$682.4
$687.6
$664.5
$678.8
$672.4
$675.8
$676.8
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Net Loans
Total Investments

Funding Sources



$473.8
$482.6
$549.7
$550.4
$554.3
$563.1
$553.6
$603.5
$605.1
$608.9
$607.4
$696.1
$653.0
$731.9
$743.8
$768.2
$739.4
$733.5
$720.5
$691.4
$685.9
$669.2
$679.7
$648.4
$536.6
$581.6
$448.5
$428.9
$417.4
$332.2
$319.2
$297.1
$281.5
$289.6
$280.6
$228.2
2007
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Retail CD & MMDA
Checking & Savings
Wholesale funding

Loan Composition

($ in thousands)



	2006	2007	2008	2009	2010	2011	Q1 2012
Retail	$419,868	$363,363	$368,983	$356,682	$353,882	$356,720	$356,128
C&I	$191,847	$171,937	$178,834	$159,915	$153,192	$140,857	$150,431
CRE	$520,679	$585,641	$556,215	$535,461	$453,123	$440,929	$437,544

Asset Quality Trends

($ in millions)

Provision for Loan Losses & Net Charge-offs


2.79%
2.58%
2.68%
2.65%
2.53%
2.25%
$7.0
$7.4
$5.3
$7.6
$2.3
$1.6
$0.9
$0.8
$(0.5)
$1.0
$(2.1)
$0.3
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
ALLL to Loans
Provision for loan losses
Net charge-offs

Nonperforming Assets


4.64%
3.85%
3.71%
3.84%
3.41%
2.25%
$45.0
$36.8
$35.1
$36.8
$32.2
$21.4
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
NPLs
OREO
NPAs to Loans + OREO

Allowance for Loan Losses


66.10%
75.56%
79.78%
76.16%
79.00%
103.69%
$26.8
$24.4
$25.2
$25.2
$23.7
$21.2
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Allowance to NPLs

Classified Assets


59.85%
50.28%
45.28%
47.91%
48.02%
40.44%
$113.8
$61.6
$94.9
$84.1
$87.1
$83.1
$93.6
$58.9
$84.8
$67.5
$75.6
$60.9
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Classified assets
Watch loans
Classified Assets to Tier 1 + ALLL

Peoples Bancorp

Deposit Composition



	2006	2007	2008	2009	2010	2011	Q1 2012
Checking & Savings	$376,229	$372,766	$376,845	$437,623	$427,912	$484,453	$534,272
Public Funds	$78,900	$101,039	$105,714	$112,074	$122,444	$122,916	$161,798
MMDs	$134,387	$153,299	$213,498	$263,257	$289,657	$268,410	$255,907
Retail CDs	$514,885	$499,684	$518,401	$480,512	$430,886	$411,247	$392,503

Non-GAAP Measures

Pre-provision net revenue (PPNR) income represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

	Year Ended December 31,				
	2007	**2008**	**2009**	**2010**	**2011**
Income before income taxes	$ 23,874	$ 7,615	$ 3,126	$ 5,753	$ 17,151
Add: Provision for loan losses	3,959	27,640	25,721	26,916	7,998
Add: Impairment losses	6,170	4,260	7,707	1,786	–
Add: Loss on Debt Extinguishment	–	–	–	3,630	–
Less: Gains on securities	184	2,424	1,343	–	484
Pre-provision net revenue	**$ 33,819**	**$ 37,091**	**$ 35,211**	**$ 38,085**	**$ 24,665**
Average Assets	$1,872,117	$1,910,002	$2,024,311	$1,961,727	$1,811,079
Pre-provision net revenue to average assets	1.81%	1.94%	1.74%	1.94%	1.36%

	Q1 2011	**Q2 2011**	**Q3 2011**	**Q4 2011**	**Q1 2012**
Income before income taxes	$ 2,360	$ 3,808	$ 5,806	$ 5,177	$ 9,736
Add: Provision for loan losses	5,311	2,295	865	–	–
Add: Loss on Debt Extinguishment	–	–	–	–	3,111
Less: Recovery of loan losses	–	–	–	473	2,137
Less: Gains on securities	360	56	57	–	3,163
Pre-provision net revenue	**$ 7,311**	**$ 6,047**	**$ 6,614**	**$ 4,704**	**$ 7,547**
Average Assets	$1,824,727	$1,808,731	$1,802,218	$1,810,191	$1,806,741
Pre-provision net revenue to average assets	1.62%	1.34%	1.46%	1.03%	1.68%

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	As of December 31,					
($ in Thousands)	2006	2007	2008	2009	2010	2011
Tangible Common Equity:						
Total stockholders' equity, as reported	$ 197,169	$ 202,836	$ 186,626	$ 243,968	$ 230,681	$ 206,657
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,475
Less: preferred stockholders' equity	-	-	-	38,543	38,645	-
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182
Tangible Assets:						
Total assets, as reported	$ 1,875,255	$ 1,885,553	$ 2,002,338	$ 2,001,827	$ 1,837,985	$ 1,794,161
Less: goodwill and other intangible assets	68,852	68,029	66,406	65,599	64,870	64,475
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686
Tangible Common Equity to Tangible Assets Ratio:						
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182
Tangible assets	$ 1,806,403	$ 1,817,524	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686
Tangible common equity to tangible assets	7.10%	7.42%	6.21%	7.22%	7.17%	8.22%
Tangible Book Value per Share						
Tangible common equity	$ 128,317	$ 134,807	$ 120,220	$ 139,826	$ 127,166	$ 142,182
Common shares outstanding	10,651,985	10,296,748	10,333,884	10,374,637	10,457,327	10,507,124
Tangible book value per share	$ 12.05	$ 13.09	$ 11.63	$ 13.48	$ 12.16	$ 13.53

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets . Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Tangible Common Equity:					
Total stockholders' equity, as reported	$ 210,485	$ 218,527	$ 224,530	$ 206,657	$ 208,666
Less: goodwill and other intangible assets	64,765	64,602	64,489	64,475	64,429
Less: preferred stockholders' equity	17,850	17,862	17,875	-	-
Tangible common equity	$ 127,870	$ 136,063	$ 142,166	$ 142,182	$ 144,237
Tangible Assets:					
Total assets, as reported	$ 1,801,590	$ 1,802,703	$ 1,805,743	$ 1,794,161	$ 1,805,923
Less: goodwill and other intangible assets	64,765	64,602	64,489	64,475	64,429
Tangible assets	$ 1,736,825	$ 1,738,101	$ 1,741,254	$ 1,729,686	$ 1,741,494
Tangible Common Equity to Tangible Assets Ratio:					
Tangible common equity	$ 127,870	$ 136,063	$ 142,166	$ 142,182	$ 144,237
Tangible assets	$ 1,736,825	$ 1,738,101	$ 1,741,254	$ 1,729,686	$ 1,741,494
Tangible common equity to tangible assets	7.36%	7.83%	8.16%	8.22%	8.28%
Tangible Book Value per Share					
Tangible common equity	$ 127,870	$ 136,063	$ 142,166	$ 142,182	$ 144,237
Common shares outstanding	10,474,507	10,478,149	10,489,400	10,507,124	10,521,548
Tangible book value per share	$ 12.21	$ 12.99	$ 13.55	$ 13.53	$ 13.71

Peoples Bancorp

NASDAQ: PEBO

Investor Presentation

May 2012



Cleveland
77
OH
70
Columbus
Zanesville
Lancaster
33
71
Morgantown
79
Cincinnati
Marietta
50
Ashland
Huntington
WV
64
Charleston
KY

Chuck Sulerzyski
President and Chief Executive Officer

Ed Sloane
Chief Financial Officer and Treasurer